Exhibit 10.25.1

AMENDMENT NO. 3

TO FUND AGREEMENT

This Amendment No. 3 dated as of the 10th day of December, 2008, is to the Fund Agreement previously entered into on October 1, 2002 (as amended) by and among Nationwide Financial Services, Inc. (including any affiliates and/or subsidiaries listed on Exhibit A), Nationwide Fund Advisors (formerly, Gartmore Mutual Fund Capital Trust) and Nationwide Fund Distributors LLC (formerly, Gartmore Distribution Services, Inc.), which serve as investment adviser and distributor, respectively, to Nationwide Mutual Funds (formerly, Gartmore Mutual Funds) (the “Trust”) and the Trust’s various series (the “Funds”). In this Agreement, Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Mutual Funds are collectively referred to as “Nationwide.”

WHEREAS, Nationwide Financial Services, Inc. (“NFS”) or a subsidiary or affiliate thereof (collectively referred to as “NFS Affiliate/Subsidiary”) provides administrative and/or recordkeeping services to variable contracts, which may include, but are not limited to, variable annuity contracts, variable life insurance policies and various retirement plans which meet the definition of retirement plans under Sections 401, 403 and 457 of the Internal Revenue Code (the “Code”) (collectively, “Contracts”); and

WHEREAS, NFS Affiliate/Subsidiary may issue variable annuity contracts and variable life insurance policies through separate accounts (“Variable Accounts”); and

WHEREAS, the Contracts allow for the allocation of net amounts received by NFS to sub-accounts which correspond to each Fund for investment in shares of the Funds; and

WHEREAS, selection of a particular sub-account is made by the contract owner or by participants in various types of retirement plans and such contract owners and such contract owners and/or participants may reallocate their investment options among the sub-accounts in accordance with the terms of the Contracts; and

WHEREAS, NFS and Nationwide, mutually desire the inclusion of the Funds as investment options for the Contracts; and

WHEREAS, the primary purpose of this Amendment is to update Exhibit C; and

NOW, THEREFORE, NFS and Nationwide mutually agree as follows:

1.	The following language is added as a new provision to the Agreement:

“DISCLOSURE

Each party may disclose that it has entered into this arrangement. Further, each party may disclose the annual fees payable to Nationwide under this Agreement as set forth in Service Fees section and Exhibit C of this Agreement.”

2.	Effective December 31, 2008, all references to the Nationwide Advisory Services Wrap Program are hereby removed from the Agreement.

3.	The Notice section of the Agreement is updated with the following information for NFS:

Nationwide Financial Services, Inc.
One Nationwide Plaza, 2-02-18
Columbus, Ohio 43215
Attention: AVP – NF Investment Offerings

4.	Exhibit C to the Fund Agreement (as previously amended) is amended to update the current list of funds and fee payments.

5.	All other terms and conditions within the Fund Participation Agreement remain the same.

REMAINDER OF THE PAGE INTENTIONALLY BLANK

SIGNATURES FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date written above.

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Karen R. Colvin
By:	Karen R. Colvin
Title:	AVP – NF Investment Offerings

NATIONWIDE FUND ADVISORS

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	SVP

NATIONWIDE MUTUAL FUNDS

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Asst. Secretary

NATIONWIDE FUND DISTRIBUTORS LLC

/s/ Lee T. Cummings
By:	Lee T. Cummings
Title:	Principal

EXHIBIT C

TO FUND AGREEMENT

(amended as of December 10, 2008)

	Total Basis Points Per Annum (1), (2)	12b-1 Fee	Admin Service Fee	Revenue Sharing
Nationwide Bond Fund Class A1	40	25	15	0
Nationwide Bond Fund Class C	85	85	0	0
Nationwide Bond Fund Class D	30	0	15	15
Nationwide Bond Fund Class R	65	50	15	0
Nationwide Bond Fund Institutional Class	0	0	0	0
Nationwide Bond Index Fund Class A1	40	25	15	0
Nationwide Bond Index Fund Class C	85	85	0	0
Nationwide Bond Index Fund Class R	65	50	15	0
Nationwide Bond Index Fund Institutional Class	0	0	0	0
Nationwide Enhanced Income Fund Class A1	40	25	15	0
Nationwide Enhanced Income Fund Class R	65	50	15	0
Nationwide Enhanced Income Fund Institutional Class	0	0	0	0
Nationwide Enhanced Income Fund Institutional Service Class	25	0	25	0
Nationwide Fund Class A1	40	25	15	0
Nationwide Fund Class C	100	100	0	0
Nationwide Fund Class D	35	0	15	20
Nationwide Fund Class R	65	50	15	0
Nationwide Fund Institutional Class	0	0	0	0
Nationwide Fund Institutional Service Class	35	0	25	10
Nationwide Government Bond Fund Class A1	40	25	15	0
Nationwide Government Bond Fund Class C	85	85	0	0
Nationwide Government Bond Fund Class D	30	0	15	15
Nationwide Government Bond Fund Class R	65	50	15	0
Nationwide Government Bond Fund Institutional Class	0	0	0	0
Nationwide Growth Fund Class A1	40	25	15	0
Nationwide Growth Fund Class C	100	100	0	0
Nationwide Growth Fund Class D	35	0	15	20
Nationwide Growth Fund Class R	65	50	15	0
Nationwide Growth Fund Institutional Class	0	0	0	0
Nationwide Growth Fund Institutional Service Class	35	0	25	10
Nationwide International Index Fund Class A1	40	25	15	0
Nationwide International Index Fund Class C	100	100	0	0
Nationwide International Index Fund Class R	65	50	15	0
Nationwide International Index Fund Institutional Class	0	0	0	0
Nationwide International Value Fund Class A	65	25	15	25
Nationwide International Value Fund Class C	100	100	0	0
Nationwide International Value Fund Institutional Class	25	0	0	25

Nationwide International Value Fund Institutional Service Class	40	0	25	15
Nationwide Investor Destinations Fund: Aggressive Class A1	40	25	15	0
Nationwide Investor Destinations Fund: Aggressive Class C	100	100	0	0
Nationwide Investor Destinations Fund: Aggressive Class R	65	50	15	0
Nationwide Investor Destinations Fund: Aggressive Institutional Class	0	0	0	0
Nationwide Investor Destinations Fund: Aggressive Service Class	40	25	15	0
Nationwide Investor Destinations Fund: Conservative Class A1	40	25	15	0
Nationwide Investor Destinations Fund: Conservative Class C	100	100	0	0
Nationwide Investor Destinations Fund: Conservative Class R	65	50	15	0
Nationwide Investor Destinations Fund: Conservative Institutional Class	0	0	0	0
Nationwide Investor Destinations Fund: Conservative Service Class	40	25	15	0
Nationwide Investor Destinations Fund: Moderate Class A1	40	25	15	0
Nationwide Investor Destinations Fund: Moderate Class C	100	100	0	0
Nationwide Investor Destinations Fund: Moderate Class R	65	50	15	0
Nationwide Investor Destinations Fund: Moderate Institutional Class	0	0	0	0
Nationwide Investor Destinations Fund: Moderate Service Class	40	25	15	0
Nationwide Investor Destinations Fund: Moderately Aggressive Class A1	40	25	15	0
Nationwide Investor Destinations Fund: Moderately Aggressive Class C	100	100	0	0
Nationwide Investor Destinations Fund: Moderately Aggressive Class R	65	50	15	0
Nationwide Investor Destinations Fund: Moderately Aggressive Institutional Class	0	0	0	0
Nationwide Investor Destinations Fund: Moderately Aggressive Service Class	40	25	15	0
Nationwide Investor Destinations Fund: Moderately Conservative Class A1	40	25	15	0
Nationwide Investor Destinations Fund: Moderately Conservative Class C	100	100	0	0
Nationwide Investor Destinations Fund: Moderately Conservative Class R	65	50	15	0
Nationwide Investor Destinations Fund: Moderately Conservative Institutional Class	0	0	0	0
Nationwide Investor Destinations Fund: Moderately Conservative Service Class	40	25	15	0
Nationwide Large Cap Value Fund Class A1	40	25	15	0
Nationwide Large Cap Value Fund Class C	100	100	0	0
Nationwide Large Cap Value Fund Class R	65	50	15	0
Nationwide Large Cap Value Fund Institutional Service Class	35	0	25	10
Nationwide Micro Cap Equity Fund Class A	40	25	15	0
Nationwide Micro Cap Equity Fund Class C	100	100	0	0
Nationwide Micro Cap Equity Fund Class R	65	50	15	0
Nationwide Micro Cap Equity Fund Institutional Class	0	0	0	0
Nationwide Micro Cap Equity Fund Institutional Service Class	35	0	25	10
Nationwide Mid Cap Growth Fund Class A1	40	25	15	0
Nationwide Mid Cap Growth Fund Class C	100	100	0	0
Nationwide Mid Cap Growth Fund Class R	65	50	15	0

Nationwide Mid Cap Growth Fund Institutional Class	0	0	0	0
Nationwide Mid Cap Growth Fund Institutional Service Class	35	0	25	10
Nationwide Mid Cap Market Index Fund Class A1	40	25	15	0
Nationwide Mid Cap Market Index Fund Class C	100	100	0	0
Nationwide Mid Cap Market Index Fund Class R	65	50	15	0
Nationwide Mid Cap Market Index Fund Institutional Class	0	0	0	0
Nationwide Money Market Fund Institutional Class
For Plans with an effective date prior to January 1, 2003	38	0	0	38
For Plans with an effective date after to January 1, 2003	42.5	0	0	42.5
Nationwide Money Market Fund Prime Class	40	0	15	25
Nationwide Money Market Fund Service Class	50	10	15	25
Nationwide S&P 500 Index Fund Class A1	40	25	15	0
Nationwide S&P 500 Index Fund Class C	100	100	0	0
Nationwide S&P 500 Index Fund Class R	65	50	15	0
Nationwide S&P 500 Index Fund Institutional Class	0	0	0	0
Nationwide S&P 500 Index Fund Institutional Service Class	25	0	25	0
Nationwide S&P 500 Index Fund Service Class	40	15	25	0
Nationwide S&P 500 Index Fund Service Class[2]	50	15	25	10
Nationwide Short Duration Bond Fund Class A1	40	25	15	0
Nationwide Short Duration Bond Fund Class C	85	85	0	0
Nationwide Short Duration Bond Fund Institutional Class	0	0	0	0
Nationwide Short Duration Bond Fund Service Class[2]	40	25	15	0
Nationwide Small Cap Index Fund Class A1	40	25	15	0
Nationwide Small Cap Index Fund Class C	100	100	0	0
Nationwide Small Cap Index Fund Class R	65	50	15	0
Nationwide Small Cap Index Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2010 Fund Class A	50	25	25	0
Nationwide Target Destination 2010 Fund Class C	100	100	0	0
Nationwide Target Destination 2010 Fund Class R1	90	65	25	0
Nationwide Target Destination 2010 Fund Class R2	75	50	25	0
Nationwide Target Destination 2010 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2010 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2015 Fund Class A	50	25	25	0
Nationwide Target Destination 2015 Fund Class C	100	100	0	0
Nationwide Target Destination 2015 Fund Class R1	90	65	25	0
Nationwide Target Destination 2015 Fund Class R2	75	50	25	0
Nationwide Target Destination 2015 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2015 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2020 Fund Class A	50	25	25	0
Nationwide Target Destination 2020 Fund Class C	100	100	0	0
Nationwide Target Destination 2020 Fund Class R1	90	65	25	0
Nationwide Target Destination 2020 Fund Class R2	75	50	25	0
Nationwide Target Destination 2020 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2020 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2025 Fund Class A	50	25	25	0
Nationwide Target Destination 2025 Fund Class C	100	100	0	0

Nationwide Target Destination 2025 Fund Class R1	90	65	25	0
Nationwide Target Destination 2025 Fund Class R2	75	50	25	0
Nationwide Target Destination 2025 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2025 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2030 Fund Class A	50	25	25	0
Nationwide Target Destination 2030 Fund Class C	100	100	0	0
Nationwide Target Destination 2030 Fund Class R1	90	65	25	0
Nationwide Target Destination 2030 Fund Class R2	75	50	25	0
Nationwide Target Destination 2030 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2030 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2035 Fund Class A	50	25	25	0
Nationwide Target Destination 2035 Fund Class C	100	100	0	0
Nationwide Target Destination 2035 Fund Class R1	90	65	25	0
Nationwide Target Destination 2035 Fund Class R2	75	50	25	0
Nationwide Target Destination 2035 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2035 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2040 Fund Class A	50	25	25	0
Nationwide Target Destination 2040 Fund Class C	100	100	0	0
Nationwide Target Destination 2040 Fund Class R1	90	65	25	0
Nationwide Target Destination 2040 Fund Class R2	75	50	25	0
Nationwide Target Destination 2040 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2040 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2045 Fund Class A	50	25	25	0
Nationwide Target Destination 2045 Fund Class C	100	100	0	0
Nationwide Target Destination 2045 Fund Class R1	90	65	25	0
Nationwide Target Destination 2045 Fund Class R2	75	50	25	0
Nationwide Target Destination 2045 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2045 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination 2050 Fund Class A	50	25	25	0
Nationwide Target Destination 2050 Fund Class C	100	100	0	0
Nationwide Target Destination 2050 Fund Class R1	90	65	25	0
Nationwide Target Destination 2050 Fund Class R2	75	50	25	0
Nationwide Target Destination 2050 Fund Institutional Class	0	0	0	0
Nationwide Target Destination 2050 Fund Institutional Service Class	25	0	25	0
Nationwide Target Destination Retirement Income Fund Class A	50	25	25	0
Nationwide Target Destination Retirement Income Fund Class C	100	100	0	0
Nationwide Target Destination Retirement Income Fund Class R1	90	65	25	0
Nationwide Target Destination Retirement Income Fund Class R2	75	50	25	0
Nationwide Target Destination Retirement Income Fund Institutional Class	0	0	0	0
Nationwide Target Destination Retirement Income Fund Institutional Service Class	25	0	25	0
Nationwide U.S. Small Cap Value Fund Class A	65	25	15	25
Nationwide U.S. Small Cap Value Fund Class C	100	100	0	0

Nationwide U.S. Small Cap Value Fund Institutional Class	25	0	0	25
Nationwide U.S. Small Cap Value Fund Institutional Service Class	40	0	25	15
Nationwide Value Fund Class A1	40	25	15	0
Nationwide Value Fund Class C	100	100	0	0
Nationwide Value Fund Class R	65	50	15	0
Nationwide Value Fund Institutional Class	0	0	0	0
Nationwide Value Opportunities Fund Class A1	40	25	15	0
Nationwide Value Opportunities Fund Class C	100	100	0	0
Nationwide Value Opportunities Fund Class R	65	50	15	0
Nationwide Value Opportunities Fund Institutional Class	0	0	0	0
Nationwide Value Opportunities Fund Institutional Service Class	35	0	25	10
Northpointe Small Cap Growth Fund Class A1	40	25	15	0
Northpointe Small Cap Growth Fund Class C	100	100	0	0
Northpointe Small Cap Growth Fund Class R	65	50	15	0
Northpointe Small Cap Growth Fund Institutional Class	0	0	0	0
Northpointe Small Cap Growth Fund Institutional Service Class	35	0	25	10
Northpointe Small Cap Value Fund Institutional Class	0	0	0	0

Nationwide Trust Company Program – One Time Set-Up Fee for funds added to the program beginning on October, 2002	$1,500

(1)	Effective December 1, 2006, the rate for Class A Shares is 50 bps for assets in new Pensions Plans. This additional 10 bps is derived from revenue sharing.
(2)	Effective December 1, 2006, the rate for Service Shares is 50 bps for assets in new Pensions plans. This additional 10 bps is derived from revenue sharing.